Debt - Covenants - Additional Information (Detail) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013 USD ($)	Dec. 31, 2013 RUB	Dec. 31, 2013 Preferred Shares [Member]	Dec. 31, 2013 Long-term Credit Facility [Member] USD ($)	Dec. 31, 2013 Bank Of China [Member] Long-term Credit Facility [Member] USD ($)	Dec. 31, 2013 June 30, 2013 [Member] Maximum [Member]	Dec. 31, 2013 June 30, 2013 [Member] Minimum [Member]
Debt Instrument [Line Items]
Long-term and short-term loan, total	$ 2,741,650
EBITDA to Net Interest Expenses ratio						1.01.0	0.91.0.
Loans repayable within next twelve months	1,484,912				12,833
Net Borrowings to EBITDA Ratio	"Net Borrowings to EBITDA" exceeds or equal to 3.01.0	"Net Borrowings to EBITDA" exceeds or equal to 3.01.0
Percentage of dividends	20.00%	20.00%	20.00%
Payment of dividend on preferred shares	245	7,500,000
Long-term debt classified as short-term liabilities